UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2003

American Woodmark Corporation®

(Exact name of registrant as specified in its charter)

Virginia	0-14798	54-1138147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3102 Shawnee Drive, Winchester, Virginia	22601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

American Woodmark Corporation

ITEM 5. OTHER EVENTS

On June 10, 2003, the Registrant issued a press release announcing results for the fourth quarter and full fiscal year ended April 30, 2003. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

99.1	The Registrant’s Press Release dated June 10, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION

(Registrant)

/s/ DENNIS M. NOLAN, JR.	/s/ KENT B. GUICHARD
Dennis M. Nolan, Jr. Corporate Controller	Kent B. Guichard Senior Vice President, Finance and Chief Financial Officer

Date: June 10, 2003	Date: June 10, 2003

Signing on behalf of the registrant and as principal accounting officer	Signing on behalf of the registrant and as principal financial officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	The Registrant’s Press Release dated June 10, 2003